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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 12, 2001


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

              Ohio                        0-8076                  31-0854434
  (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                 Fifth Third Center
       38 Fountain Square Plaza, Cincinnati,                     Ohio 45263
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report)



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Item 5.    Other Events and Regulation FD Disclosure

     On March 12, 2001, the Federal Reserve Board approved the pending merger of Fifth Third Bancorp and Old Kent Financial Corporation. Additionally, the merger was approved by Old Kent shareholders at a special meeting of shareholders held March 13, 2001. Fifth Third shareholders will vote on the proposed merger at a special meeting scheduled for March 20, 2001, with the merger expected to close in the second quarter, 2001.

     On March 13, 2001, the Press Release attached hereto as Exhibit 99.1 was issued regarding the Federal Reserve Board's approval.

                                    * * * * *

     This document contains forward-looking statements about Fifth Third Bancorp, Old Kent Financial Corporation and the combined company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This document contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third, Old Kent and the combined company including statements preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and Old Kent do business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the businesses in which Fifth Third and Old Kent are engaged; (6) changes in the securities markets; and (7) the possibility that the merger or the planned divestitures will not occur when or as anticipated. Further information on other factors which could affect the financial results of Fifth Third after the merger are included in Fifth Third's and Old Kent's filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Fifth Third or Old Kent.


Item 7.    Financial Statements and Exhibits

           Exhibit 99.1 - Press Release dated March 13, 2001



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIFTH THIRD BANCORP
                                               (Registrant)


March 14, 2001                                  /s/ Neal E. Arnold
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                                                Neal E. Arnold
                                                Executive Vice President
                                                and Chief Financial Officer